                               POWER OF ATTORNEY

                                WITH RESPECT TO
                 ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                                  (REGISTRANT)

                                      AND

                        ALLSTATE LIFE INSURANCE COMPANY
                                  (DEPOSITOR)

The undersigned Director of Allstate Life Insurance Company constitutes and appoints Angela K. Fontana and Matthew E. Winter and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements:
File Nos. 333-114560, 333-114561, 333-114562, 333-102934, 333-121693, 333-102295
and 333-141909 of Allstate Financial Advisors Separate Account I, as registrant, and Allstate Life Insurance Company, as depositor, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 14, 2015

/s/ Don Civgin
-----------------------------
Don Civgin
Director

                               POWER OF ATTORNEY

                                WITH RESPECT TO
                 ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                                  (REGISTRANT)

                                      AND

                        ALLSTATE LIFE INSURANCE COMPANY
                                  (DEPOSITOR)

The undersigned Director of Allstate Life Insurance Company constitutes and appoints Angela K. Fontana and Matthew E. Winter and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements:
File Nos. 333-114560, 333-114561, 333-114562, 333-102934, 333-121693, 333-102295
and 333-141909 of Allstate Financial Advisors Separate Account I, as registrant, and Allstate Life Insurance Company, as depositor, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 14, 2015

/s/ James D. DeVries
-----------------------------
James D. DeVries
Director

                               POWER OF ATTORNEY

                                WITH RESPECT TO
                 ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                                  (REGISTRANT)

                                      AND

                        ALLSTATE LIFE INSURANCE COMPANY
                                  (DEPOSITOR)

The undersigned Director of Allstate Life Insurance Company constitutes and appoints Matthew E. Winter and Don Civgin and each of them (with full power to each of them to act alone) as her true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File Nos. 333-114560, 333-114561, 333-114562, 333-102934, 333-121693, 333-102295 and
333-141909 of Allstate Financial Advisors Separate Account I, as registrant, and Allstate Life Insurance Company, as depositor, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 14, 2015

/s/ Angela K. Fontana
-----------------------------
Angela K. Fontana
Director

                               POWER OF ATTORNEY

                                WITH RESPECT TO
                 ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                                  (REGISTRANT)

                                      AND

                        ALLSTATE LIFE INSURANCE COMPANY
                                  (DEPOSITOR)

The undersigned Director of Allstate Life Insurance Company constitutes and appoints Angela K. Fontana and Matthew E. Winter and each of them (with full power to each of them to act alone) as her true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements:
File Nos. 333-114560, 333-114561, 333-114562, 333-102934, 333-121693, 333-102295
and 333-141909 of Allstate Financial Advisors Separate Account I, as registrant, and Allstate Life Insurance Company, as depositor, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 14, 2015

/s/ Judith P. Greffin
-----------------------------
Judith P. Greffin
Director

                               POWER OF ATTORNEY

                                WITH RESPECT TO
                 ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                                  (REGISTRANT)

                                      AND

                        ALLSTATE LIFE INSURANCE COMPANY
                                  (DEPOSITOR)

The undersigned Director of Allstate Life Insurance Company constitutes and appoints Angela K. Fontana and Matthew E. Winter and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements:
File Nos. 333-114560, 333-114561, 333-114562, 333-102934, 333-121693, 333-102295
and 333-141909 of Allstate Financial Advisors Separate Account I, as registrant, and Allstate Life Insurance Company, as depositor, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 14, 2015

/s/ James A. Haskins
-----------------------------
James A. Haskins
Director

                               POWER OF ATTORNEY

                                WITH RESPECT TO
                 ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                                  (REGISTRANT)

                                      AND

                        ALLSTATE LIFE INSURANCE COMPANY
                                  (DEPOSITOR)

The undersigned Director, Vice President and Chief Financial Officer of Allstate Life Insurance Company constitutes and appoints Angela K. Fontana and Matthew E. Winter and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File Nos. 333-114560, 333-114561, 333-114562, 333-102934, 333-121693, 333-102295 and 333-141909 of Allstate
Financial Advisors Separate Account I, as registrant, and Allstate Life Insurance Company, as depositor, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 14, 2015

/s/ Mario Imbarrato
-----------------------------
Mario Imbarrato
Director, Vice President and
Chief Financial Officer

                               POWER OF ATTORNEY

                                WITH RESPECT TO
                 ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                                  (REGISTRANT)

                                      AND

                        ALLSTATE LIFE INSURANCE COMPANY
                                  (DEPOSITOR)

The undersigned Director of Allstate Life Insurance Company constitutes and appoints Angela K. Fontana and Matthew E. Winter and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements:
File Nos. 333-114560, 333-114561, 333-114562, 333-102934, 333-121693, 333-102295
and 333-141909 of Allstate Financial Advisors Separate Account I, as registrant, and Allstate Life Insurance Company, as depositor, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 14, 2015

/s/ Wilford J. Kavanaugh
-----------------------------
Wilford J. Kavanaugh
Director

                               POWER OF ATTORNEY

                                WITH RESPECT TO
                 ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                                  (REGISTRANT)

                                      AND

                        ALLSTATE LIFE INSURANCE COMPANY
                                  (DEPOSITOR)

The undersigned Director of Allstate Life Insurance Company constitutes and appoints Angela K. Fontana and Matthew E. Winter and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements:
File Nos. 333-114560, 333-114561, 333-114562, 333-102934, 333-121693, 333-102295
and 333-141909 of Allstate Financial Advisors Separate Account I, as registrant, and Allstate Life Insurance Company, as depositor, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 14, 2015

/s/ Harry R. Miller
-----------------------------
Harry R. Miller
Director

                               POWER OF ATTORNEY

                                WITH RESPECT TO
                 ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                                  (REGISTRANT)

                                      AND

                        ALLSTATE LIFE INSURANCE COMPANY
                                  (DEPOSITOR)

The undersigned Director, Senior Group Vice President and Controller of Allstate Life Insurance Company constitutes and appoints Angela K. Fontana and Matthew E. Winter and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File Nos. 333-114560, 333-114561, 333-114562, 333-102934, 333-121693, 333-102295 and 333-141909 of Allstate
Financial Advisors Separate Account I, as registrant, and Allstate Life Insurance Company, as depositor, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 14, 2015

/s/ Samuel H. Pilch
-----------------------------
Samuel H. Pilch
Director, Senior Group
Vice President and Controller

                               POWER OF ATTORNEY

                                WITH RESPECT TO
                 ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                                  (REGISTRANT)

                                      AND

                        ALLSTATE LIFE INSURANCE COMPANY
                                  (DEPOSITOR)

The undersigned Director of Allstate Life Insurance Company constitutes and appoints Angela K. Fontana and Matthew E. Winter and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements:
File Nos. 333-114560, 333-114561, 333-114562, 333-102934, 333-121693, 333-102295
and 333-141909 of Allstate Financial Advisors Separate Account I, as registrant, and Allstate Life Insurance Company, as depositor, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 14, 2015

/s/ Steven E. Shebik
-----------------------------
Steven E. Shebik
Director

                               POWER OF ATTORNEY

                                WITH RESPECT TO
                 ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                                  (REGISTRANT)

                                      AND

                        ALLSTATE LIFE INSURANCE COMPANY
                                  (DEPOSITOR)

The undersigned Director of Allstate Life Insurance Company constitutes and appoints Angela K. Fontana and Matthew E. Winter and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements:
File Nos. 333-114560, 333-114561, 333-114562, 333-102934, 333-121693, 333-102295
and 333-141909 of Allstate Financial Advisors Separate Account I, as registrant, and Allstate Life Insurance Company, as depositor, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 14, 2015

/s/ Steven P. Sorenson
-----------------------------
Steven P. Sorenson
Director

                               POWER OF ATTORNEY

                                WITH RESPECT TO
                 ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                                  (REGISTRANT)

                                      AND

                        ALLSTATE LIFE INSURANCE COMPANY
                                  (DEPOSITOR)

The undersigned Director and Chairman of the Board of Allstate Life Insurance Company constitutes and appoints Angela K. Fontana and Matthew E. Winter and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File Nos. 333-114560, 333-114561, 333-114562, 333-102934, 333-121693, 333-102295 and 333-141909 of Allstate Financial Advisors
Separate Account I, as registrant, and Allstate Life Insurance Company, as depositor, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 14, 2015

/s/ Thomas J. Wilson
-----------------------------
Thomas J. Wilson
Director and Chairman of
the Board

                               POWER OF ATTORNEY

                                WITH RESPECT TO
                 ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                                  (REGISTRANT)

                                      AND

                        ALLSTATE LIFE INSURANCE COMPANY
                                  (DEPOSITOR)

The undersigned Director, President and Chief Executive Officer of Allstate Life Insurance Company constitutes and appoints Angela K. Fontana and Don Civgin and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File Nos. 333-114560, 333-114561, 333-114562, 333-102934, 333-121693, 333-102295 and 333-141909 of Allstate Financial Advisors
Separate Account I, as registrant, and Allstate Life Insurance Company, as depositor, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 14, 2015

/s/ Matthew E. Winter
-----------------------------
Matthew E. Winter
Director, President and
Chief Executive Officer